                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Check the appropriate box:

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     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                         Columbus McKinnon Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

           [PHOTO]       [PHOTO]       [PHOTO]       [PHOTO]

                           [GRAPHIC]       [GRAPHIC]
                          PRODUCTS         SOLUTIONS

                                     LOGO
                                     CM(R)

                         Columbus McKinnon Corporation

                    Material Handling Products & Solutions


                           Shareholder Presentations

                              July & August, 1999

Senior Management
-------------------------------------------------------------------------------
                                   [GRAPHIC]
                               Timothy T. Tevens
                                President & CEO

                           Robert L. Montgomery, Jr.
                        Executive Vice President & CFO


-------------------------------------------------------------------------------
                                     Columbus McKinnon Corporation          CM
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligations to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Columbus McKinnon
--------------------------------------------------------------------------------
Products Segment

                                    [PHOTO]

  . Leading developer, manufacturer and distributor of hoists and other related material handling products in North America

  . Dominant market position with 81% of domestic Products sales into markets where Company is #1 supplier

  . 75% of Products sales are for maintenance, repair, operating and production supplies, as contrasted with more cyclical higher cost capital goods

  .  Global presence with international sales of approximately 24%

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Columbus McKinnon
--------------------------------------------------------------------------------
Solutions - Automotive & Solutions - Industrial Segments

                                    [PHOTO]

  .  Recently diversified into facility-wide material handling systems

  .  Complete service to end-users; design, manufacturing and installation

  .  Automotive focus on model changeover and productivity improvement

  .  Broad based application for all industries

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Company History
--------------------------------------------------------------------------------

  .  Established in 1875

  .  Acquired by Management-led investor group in 1986

  .  Completed IPO in 1996 - Officers and Directors own 22%

  .  Created critical mass with acquisitions of Lift-Tech in 1995 and Yale in
     1996

  . Expanded capabilities into design and installation of material handling systems with acquisitions of Univeyor and LICO in 1998

  .  Recent expansion into Crane Building market

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

General Industry Trends
--------------------------------------------------------------------------------

  .  More outsourcing

  .  Increased productivity, decreased cycle time

  .  More safety conscious

  .  More workforce diversity

  .  Fewer, larger, more diversified suppliers

                                 CM is there.

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Material Handling Industry
--------------------------------------------------------------------------------

  .  Now $64.1 billion in size*

     . Overhead material handling & lifting devices [BOLD PRINT]

     . Continuous materials movement [BOLD PRINT]

     . Wheeled handling devices [BOLD PRINT]

     . Pallets, containers & packaging

     . Storage equipment & shop furniture

     . Automation systems & robots [BOLD PRINT]

     . Services & unbundled software [BOLD PRINT]

                           CM offers great diversity
                                     -----

CM participates in bold print industry sectors.
--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------
*As reported by Material Handling Industry of America

Investment Highlights
--------------------------------------------------------------------------------

  .  Dominant market position with strong brand names

  .  Diversified segments: Products and Solutions; markets and customers

  .  Extensive and expanding global distribution network

  .  Preferred provider to major distributors and end-users

  .  Growing international presence

  .  Experienced senior management with significant ownership

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Strong Financial Performance
--------------------------------------------------------------------------------

($ in millions)
                   [GRAPHIC]       [GRAPHIC]       [GRAPHIC]
                     Revenue         EBITDA          Net Income (1)
FYE 3/31/99          $735.4          $113.9          $27.4



                      39%             49%             31%
                      CAGR            CAGR            CAGR

FYE 3/31/94          $142.3          $15.5           $7.0

(1) Before extraordinary charges.
--------------------------------------------------------------------------------
                                         Columbus McKinnon Corporation      CM
--------------------------------------------------------------------------------

What Do...
--------------------------------------------------------------------------------

  .  Indianapolis 500 Race Winners

  .  Garth Brooks

  .  The Olympic Flags

  .  50 pounds to 350 tons

                                                             ... Have in Common?

--------------------------------------------------------------------------------
                                              Columbus McKinnon Corporation  CM
--------------------------------------------------------------------------------

Columbus McKinnon Products
----------------------------------------------------------------------------

[PHOTO]                                                         [PHOTO]




----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Columbus McKinnon Products
----------------------------------------------------------------------------


[PHOTO]                                         [PHOTO]








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                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Columbus McKinnon Solutions
----------------------------------------------------------------------------

        -Industrial                                     -Industrial
          [PHOTO]                                          [PHOTO]











----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Columbus McKinnon Solutions
----------------------------------------------------------------------------



        -Automotive                                     -Industrial
          [PHOTO]                                         [PHOTO]









----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Broadest Product Offering...
----------------------------------------------------------------------------
                           Net Sales by Product Type

                                   [GRAPHIC]

Solutions
-Automotive &
-Industrial

Scissor Lifts   Manipulators    Tire Shredders  Hoists  Cranes  Chain
-------------   ------------    --------------  ------  ------  ------
      2%             1%               1%          39%     10%     8%



Forged Products    Industrial Components   Conveyor Systems
---------------    ---------------------   ----------------
       8%                   5%                   26%
                                                                   Products

               No single Products comprise more than 1% of sales
               ------------------------------------------------

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Serving a Wide Range of End-Users...
----------------------------------------------------------------------------

General Manufacturing [GRAPHIC]
Marine [GRAPHIC]
Agricultural [GRAPHIC]
Power Generation [GRAPHIC]
Automobile Assembly [GRAPHIC]
Entertainment [GRAPHIC]
Construction [GRAPHIC]
Mining [GRAPHIC]
Crane Building [GRAPHIC]
Transportation [GRAPHIC]
Logging [GRAPHIC]




----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Through Extensive Distribution Network...
----------------------------------------------------------------------------
Net Products Sales by Distribution Channel

                                   [GRAPHIC]

Consumer        General Distributors     International   Specialty Distributors
--------        --------------------     -------------   ----------------------
  5%                    40%                   24%                11%


Crane End Users     OEM/Government      Service-After-Sale
---------------     --------------      ------------------
     10%                5%                      5%



Network of over 10,000 distributors and customers with no single customer accounting for more than 5% of net sales

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

With a Dominant Market Position...
--------------------------------------------------------------------------------
                                     Domestic     Market      % of Domestic
Products                           Market Share  Position  Products Net Sales***
--------------------------------------------------------------------------------
Electric Chain Hoists                  88%*        1st             18%
Wire Rope Electric Hoists              54%*        1st              9%
Hand Chain Hoists                      77%*        1st              5%
Lever Hoists                           64%*        1st              5%
Trolleys                               84%*        1st              1%
Grade 43 Chain                         24%*        1st              5%
Grade 70 Chain                         31%*        1st              7%
Grade 80 Chain                         30%*        1st              6%
Misc. Chain (Hoist Lifting Chain)      45%*        1st             10%
Hoist Parts                            60%**       1st              9%
Mechanical Actuators                   40%**       1st              5%
Jib Cranes                             45%**       1st              1%
                                                                 -------
Total:                                                             81%

--------------------------------------------------------------------------------
 81% of domestic Products sales are into markets where Company is #1 supplier
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  More overhead hoists in use in North America than all competitors combined
--------------------------------------------------------------------------------
* As reported by industry associations.
** Estimated - Data not reported.
*** Data as of March 31, 1999

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

That Can Be Leveraged Globally...
--------------------------------------------------------------------------------


[MAP]
Canada ##+++
Mexico +
China ++
England ++
Denmark +
Netherlands #
Germany +
France ++
United States of America *#######++++++++++++++++++++++++

* Headquarters
+ Manufacturing Facility
# Warehouse Facility

Plus sales offices in Australia, Austria, South Africa and Thailand
----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

To Further Expand International Sales
----------------------------------------------------------------------------

($ in millions)
                           Net Sales - All Segments

       FYE 3/31/94                               FYE 3/31/99

         [GRAPHIC]                                [GRAPHIC]

 International  Domestic                 International  Domestic
 -------------  --------                 -------------  --------

     $20.3      $122.0                      $191.6       $543.9
     -----      -------                     ------       ------
     14%          86%                         26%          74%

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Growth Strategy
--------------------------------------------------------------------------------

  .  Strengthen existing business

     . Enhance productivity and realize cost savings

     . Leverage dominant market position

     . Continue to introduce new products and services

  .  Increase penetration of international markets

     . Expand global operations

     . Capitalize on recently acquired platforms

  .  Pursue selected strategic acquisitions, joint ventures and alliances

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Strengthen Existing Business
--------------------------------------------------------------------------------

  .  Increase Productivity
      . EVA(R)
      . CMBIS
      . Operating Groups/Business Units

  .  Reduce Costs & Enhance Coordination
      . Purchasing Council
      . Internal supplier of raw materials and components
      . Credit and collection centralization
      . Eliminate redundancies
      . Expand low cost sourcing - control the source

  .  Enhance Revenue
      . CraneMart(TM) Strategy
      . Complementary product acquisitions - cross selling
      . New products and services
      . Price control program

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------
EVA is a registered trademark of Stern Stewart.

Strengthen Existing Business
----------------------------------------------------------------------------

 . Automatic Systems, Inc. (formerly LICO, Inc.) Strategy

        . Robert Hoehn, President, to retire July 16, 1999

        . David Cimpl, CFO, to retire July 31, 1999

        . David Clark, V.P.-Estimating and Merchandise Sales, to become
          President on July 16, 1999

        . Mark Kirkpatrick, CFO of GL International is acting, interim controller; search underway for permanent controller

        . Further restructuring to come/Emphasis on improved cost control and project execution

        . Integration process moving ahead

        . Systems development will enhance control of operations

        . GM Delta projects on hold/Capital shifted to S.U.V. plants

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Increase Penetration of International Markets
----------------------------------------------------------------------------

        . Global organization being formed

        . China strategy

        . Coordinate ASI & Univeyor

        . Chain manufacturing to Mexico

        . Univeyor with new presence in Germany, Sweden, France

        . Added Camlok/Tigrip, Raccords Gautier

        . Stocking sales office in Thailand

        . Alliance with manufacturer in Brazil

        . Working with GM in China and Mexico

        . Egyptian joint venture

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Selected Strategic Acquisitions
----------------------------------------------------------------------------

        . Complementary businesses
          -------------

        . Integrate with existing business
          ---------

        . Strengthen and diversify in material handling
          ----------     ---------

        . Synergies are available
          ---------

        . Broaden distribution channels
                  ------------

        . Increase international presence
                   -------------

        . Enhance shareholder value
                  -----------------

        . Be EVA [trademark] positive
             ------------------------
----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

CM's Acquisition River
----------------------------------------------------------------------------

Durbin Durco  Cady  Endor  Lift-Tech  Lister  Yale  Coffing  Raccords   Camlok/
                                               Duff-Norton    Gautier   Tigrip

CM Products/Solutions  [GRAPHIC]


Positech  Conco  American Lifts  Univeyor  LICO  Abell-Howe  GL  WECO
                 (Div. Of Yale)

      Throughout its history, CM has acquired complementary businesses that have increased both its product range and diversity, while seamlessly enhancing its top and bottom lines through synergies and innovations.


----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Recent Major Acquisitions
--------------------------------------------------------------------------------
        .   Lift-Tech (November, 1995) and Yale (October, 1996)
            .  Initial integration completed ... more to come
            .  Planned synergies realized  ... more to come

        .   Univeyor (January, 1998)
            .  Giant strategic step into Solutions - Industrial segment

        .   LICO (March, 1998)
            .  Solid U.S. expansion into Solutions - Automotive segment

        .   Abell-Howe Crane (August, 1998)
            .  First entry into Products segment, Crane Builder market

        .   GL International (March, 1999 - merger)
            .  Foundation of the CraneMart/TM/ strategy

        .   Washington Equipment (WECO) (April, 1999)
            .  Expansion of CraneMart/TM/ strategy


----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Univeyor A/S - January 1998
--------------------------------------------------------------------------------

        .  Denmark based

        .  Facility-wide Solutions-Industrial project focus
           .  Conception/Design
           .  Management
           .  Implementation

        .  Sophisticated electronic control systems

        .  Powered roller conveyors

        .  Sales - $25 million

        . Customers - Volvo, Saab-Scania, United Biscuits, Chivas Regal, Mars, Sony and British Telecom


--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

                  Automatic Systems, Inc. (ASI) - March  1998
--------------------------------------------------------------------------------

        .  Kansas City based

        .  Facility-wide  Solutions-Automotive
           project focus                            [Q.S.P. AWARD APPEARS HERE]

        .  Substantial engineering capabilities

        .  Assembly line conveyor systems

        .  Sales - $165 million

        .  Customers - General Motors, Ford & other industrial users

        .  General Motors' 1997/1998 Supplier of the Year Award

        . Well established player - One of the largest material handling suppliers to the automotive industry



--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

                     Abell-Howe Crane, Inc. - August 1998
--------------------------------------------------------------------------------

        .  First step into [LOGO OF CRANEMART] strategy

        . Chicago based, regional crane designer, fabricator and installer of jib, gantry and bridge cranes

        .  Significant service business

        .  Natural extension of Hoist Products segment

        . Natural extension of service into CM hoist parts (Master Parts Depot - Chicago area)

        .  Sales $10 million

                               [PHOTO]

-------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
-------------------------------------------------------------------------------

      CraneMart [LOGO OF CRANEMART] & GL Int'l - March 1999
-------------------------------------------------------------------------------

        .  CraneMart Strategy Announced

           . Integrated network of North American, full service crane builders . Strategic alliances supporting independent, partially or wholly owned crane builders
           .  CM will source hoists, crane components, and parts
           .  Focused effort on building Parts & Service business

        .  GL International

           . Gaffey, Inc., Larco Industrial Services, Ltd. and Handling Systems & Conveyors, Inc.
           .  Sales $66.7 million, $5.1 million EBITDA
           .  Substantial presence in south and southwest U.S. and Canada
           .  Solidifies excellent supplier-customer relationship
           .  Excellent base (25% of sales are Parts & Service) to grow
              CraneMart
           . Pooling of Interests, 1.051 million CMCO shares plus $10.9 million debt or 5.25 x EBITDA

-------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
-------------------------------------------------------------------------------

Washington Equipment ("WECO") - April 1999
--------------------------------------------------------------------------------

  .  Expansion of [LOGO OF CRANEMART] Strategy

  . Central Illinois based, regional crane designer, fabricator and installer of jib, gantry and bridge cranes

  .  Presence in St. Louis, MO and Jacksonville, FL

  .  Significant service business

  .  Additional extension of Hoist Products segment

  .  Sales $16 million

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

Threatened Proxy Fight Status
--------------------------------------------------------------------------------
  FACTS
  -----
  .  13d filed - May 6, 1999
  .
  .  Dissidents agree that "operationally the Company has performed well"
  .  Dissidents' slate of five director nominees filed June 18, 1999
        . Jeffrey E. Schwarz - Metropolitan Capital
        . Robert F. Lietzow, Jr. - Lakeway Capital
        . Jonathan G. Guss - CEO of Bogen Communications International, Inc.
        . George G. Raymond, Jr. - Son of founder - ex-Chair of Raymond
          Corporation
        . Larry N. Katsoulis - was President of Material Handling Division of
          Duff-Norton Company, a subsidiary of Spreckels Industries, Inc. d/b/a Yale International Inc.- terminated 5 months after Spreckels acquired by CM -- Now CEO of Pillar Corporation

  OUR OPINION
  -----------
  .  Now is not the time to sell your company
  .  CM is operating well and is growing profitably
  . Path to greater shareholder value through pursuit of management's strategic plan

--------------------------------------------------------------------------------
                                                Columbus McKinnon Corporation CM
--------------------------------------------------------------------------------

----------------------------------------------------------------------------

     . Results speak for themselves:
        5 Year CAGRs:
        -------------
            Sales                                               39%
            Operating income                                    47%
            EBITDA                                              49%
            Net income before debt extinguishment               31%
            Net cash flow from operating activities             59%

     .CM is continuing to absorb a number of recent acquisitions

     .CM has instituted a number of cost reduction initiatives

     .Election of dissidents would in no way ensure a superior return

     .Little logic in a Board with one goal ... "sell the company"

     .Current CM Board and Management interests are completely aligned with shareholders

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

    CM Board Slate - Seven Nominees
----------------------------------------------------------------------------
     . Herbert P. Ladds, Jr. - Chairman - Retired President and CEO of
       Columbus McKinnon - 27 years

     . Randolph A. Marks- Founder and retired executive of Computer Task
       Group and Chairman of American Brass

     . L. David Black - President, CEO and Chairman of JLG Industries, Inc.

     . Carlos Pascual - Executive Vice President of Xerox Corporation and
       Deputy Executive Officer of its Industry Solutions Operations - extensive international experience

     . Richard H. Fleming - Executive Vice President and CFO of USG
       Corporation - extensive Wall Street experience

     . Timothy T. Tevens - President and CEO of Columbus McKinnon

     . Robert L. Montgomery, Jr. - Executive Vice President and CFO of
       Columbus McKinnon
----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------
     Edward W. Duffy does not seek reelection.

   Financial Characteristics
----------------------------------------------------------------------------
   . Products segment sales growth in excess of GDP
     . Internal growth in both price and units
                          ----
     . Significant consolidation opportunities

   . Solutions segments sales growth should trend more than Products

   . Increasing EBITDA margins
     . Products - 17.4% for FY1999 vs. 10.9% in FY1994
     . Solutions- 10.3% for FY1999

   . Significant producer of free cash flow
     . Operations not capital intensive
                  ---
     . Annual capital expenditures of $13.0 million (less than 2% of sales)

   . Benefits of internal growth and acquisitions will result in accelerated
     EPS growth
      . Fiscal 1997 - $1.39; Fiscal 1998 - $1.66; Fiscal 1999 - $1.92

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

  Financial Highlights
----------------------------------------------------------------------------

        Net Sales                                     EBITDA

       in thousands                                 in thousands

        CAGR = 39%                                   CAGR = 49%

      [BAR CHART]                                   [BAR CHART]

      94    $142,313                                94   $15,464
      95    $172,330                                95   $22,033
      96    $209,837                                96   $32,164
      97    $359,424                                97   $57,507
      98    $561,823                                98   $91,851
      99    $735,445                                99   $113,903

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

  Financial Highlights
----------------------------------------------------------------------------

        Income before                                 Cash Flow
     Debt Extinguishment                           from Operations

        in thousands                                 in thousands

        CAGR = 31%                                    CAGR = 59%

       [BAR CHART]                                   [BAR CHART]

      94     $ 7,029                              94       $ 5,643
      95     $10,504                              95       $15,529
      96     $12,987                              96       $18,338
      97     $18,352                              97       $28,886
      98     $23,978                              98       $38,420
      99     $27,436                              99       $57,493

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Summary Segment Data
----------------------------------------------------------------------------

($ in millions)                                     FYE March 31, 1999
                                   ---------------------------------------------------------
                                                      Solutions
                                             -----------------------      Eliminations/
                                   Products    Industrial   Automotive       Other*         Consolidated
                                  ---------    ----------   ----------       ------        ------------
Net Sales                         $ 529.0      $   58.3     $ 161.4           (13.3)         $ 735.4



Income from operations
        before amortization-
                Amount               81.2           5.6        14.9            (1.1)           100.6
                Margin               15.3%          9.6%        9.2%                            13.7%


Net Income                                                                                   $ 27.4
                                                                                           =========
EPS - diluted                                                                                $ 1.92
                                                                                           =========
* Includes intercompany eliminations and divestiture of Mechanical Products in August, 1998

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Capitalization - March 31, 1999
----------------------------------------------------------------------------

($ in millions)
                                                        March 31, 1999
                                                 ----------------------------
Long-Term Debt:
Senior Bank Debt                                        $224.1
Subordinated Notes due 2008                              199.5
                                                      -----------
Total Long-Term Debt                                     423.6

Total Shareholders' Equity                               188.7
                                                      -----------
Total Capitalization                                    $612.3
                                                      ===========

--------------------------------------------------------------------------------

Total Debt / Total Book Capitalization                    69.2%

Interest Coverage (EBITDA/Interest)                       3.17

Total Debt / Total Market Capitalization/(1)              54.4%

(1) Based on 14.7 million shares and a stock price of $24.125 per share as of June 18, 1999.
----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Resistance to Cyclicality
--------------------------------------------------------------------------------

 . Within Products segment, diversified product lines and customer base

        . No single industry sector dominates
        . No single customer dominates
        . 24% international

 . Within Solutions segments, products and services driven by model changeover, productivity improvements

 . Products segment profile: 75% MROP, 25% capital goods

 . Rapid reaction time to changes in demand for all segments

 . Manageable variable vs. fixed cost structure for all segments

----------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
----------------------------------------------------------------------------

Investment Highlights
--------------------------------------------------------------------------------

 . Dominant market position with strong brand names

 . Diversified segments: Products and Solutions;
  markets and customers

 . Extensive and expanding global distribution network

 . Preferred provider to major distributors and end-users

 . Growing international presence

 . Experienced senior management with significant ownership


--------------------------------------------------------------------------------
                                               Columbus McKinnon Corporation  CM
--------------------------------------------------------------------------------

[PHOTO]             [PHOTO]               [PHOTO]              [PHOTO]

                    Products             Solutions



                                     CM[R]

                        Columbus McKinnon Corporation

                              Questions & Answers